Capital World Bond Fund
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $46,390
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,528
------------------ --------------------------------
------------------ --------------------------------
Class C            $3,969
------------------ --------------------------------
------------------ --------------------------------
Class F            $7,898
------------------ --------------------------------
------------------ --------------------------------
Total              $60,785
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $835
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $134
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $344
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $47
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $63
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $43
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $399
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $939
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $175
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,436
------------------ --------------------------------
------------------ --------------------------------
Total              $4,415
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.6630
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.5582
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.5592
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.6619
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.6626
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.5338
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.5382
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.6116
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6466
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.5650
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.5669
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.5932
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.6668
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.7023
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            84,665
------------------ ----------------------------------
------------------ ----------------------------------
Class B            5,137
------------------ ----------------------------------
------------------ ----------------------------------
Class C            9,174
------------------ ----------------------------------
------------------ ----------------------------------
Class F            15,653
------------------ ----------------------------------
------------------ ----------------------------------
Total              114,629
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,571
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        290
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        797
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        94
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        126
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          97
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          966
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,258
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          372
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,692
------------------ ----------------------------------
------------------ ----------------------------------
Total              8,263
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $19.46
----------------------- -------------------------
----------------------- -------------------------
Class B                 $19.36
----------------------- -------------------------
----------------------- -------------------------
Class C                 $19.29
----------------------- -------------------------
----------------------- -------------------------
Class F                 $19.38
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $19.50
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $19.42
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $19.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $19.44
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $19.42
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $19.40
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $19.39
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $19.45
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $19.46
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $19.46
----------------------- -------------------------